ANNUAL REPORT

[FRANKLIN TEMPLETON GLOBAL LOGO]

TEMPLETON EMERGING
AUGUST 31, 2000
MARKET FUND, INC.


[FRANKLIN TEMPLETON LOGO]

FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

[PHOTO OF MARK MOBIUS]

MARK MOBIUS
President
Templeton Emerging
Markets Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report of Templeton Emerging Markets Fund covers the year ended August 31, 2000. During this time, commodity prices and interest rates rose and inflation remained subdued in most emerging markets. In Asia, Hong Kong posted double-digit gross domestic product (GDP) figures, but the big news was the recognition of China's permanent trade status by the U.S. Congress. Despite difficulties, both the U.S. and the European Union finally signed deals with China, removing the major barriers to China's entry into the World Trade Organization. This now leaves two countries, Mexico and Switzerland, with which China has yet to conclude discussions. Elsewhere in the Far East region, the International Monetary Fund praised South Korea and Thailand's economic recoveries, and commended Indonesia's efforts to bring about structural reforms, thereby resuming loan disbursements to that country. A historic summit meeting between North and South Korea


CONTENTS

Shareholder Letter ........   1

Performance Summary .......   7

Important Notice to
Shareholders ..............   8

Financial Highlights &
Statement of Investments ..  10

Financial Statements ......  19

Notes to Financial
Statements ................  22

Report of Independent
Accountants ...............  25

Tax Designation ...........  26


[FUND CATEGORY PYRAMID GRAPHIC]

Global
Growth
Growth & Income

Income Tax-Free Income

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/00


[PIE CHART]

Asia                           43.0%
Latin America                  25.3%
Mid-East/Africa                17.4%
Europe                         11.8%
Short-Term Investments &
  Other Net Assets              2.5%


took place in June, resulting in improved confidence in, and better growth prospects for, South Korea.

During the reporting period, Latin American markets performed relatively well. Mexico enjoyed strong GDP gains due in part to the unrelenting economic growth of the U.S., its primary export partner, coupled with soaring oil prices. And Moody's(R), an independent credit rating agency, assigned Mexico a coveted investment-grade rating. This upgraded rating could potentially lower the country's financing costs, and also makes it eligible for investment by a broad group of U.S. institutional investors normally unable to invest in emerging markets. Elsewhere in Latin America, the Brazilian government announced a US$1 billion reform package which could encourage economic development and foreign investment, and the Brazilian Senate approved a bankruptcy bill enabling simplification of the bankruptcy process. In Argentina, Fernardo De la Rua was elected president. De la Rua's conservative policies, along with continued support of the currency board system ("currency peg") within his financial reform efforts have found favor in the business community.

In South Africa, the release of positive economic figures indicated slowing inflation and rising domestic demand, suggesting that the country's economy might be on its way to recovery. Furthermore, our assessment indicates that the country's recovery is now more broad-based than in the past, and therefore, less dependent on the outcome of agricultural activity. In another positive development, the South African government announced its intent to accelerate the privatization of state-owned companies and to raise at least US$6 billion by 2004, primarily through foreign direct investment.

During the 12-month period, many eastern European countries underwent further political changes which, when completed, could move them toward a greater focus on economic reform. Newly elected Russian president Vladimir Putin promoted internal reforms, and Russia's upper house of Parliament approved an overhaul of the country's tax system. Putin also signed various economic agreements with China in regard to education, banking, energy development and nuclear science research. Elsewhere in the region, Turkey's parliament elected Ahmet Necdet Sezer, a supporter of democratic and economic reforms, as president. And in Hungary, rising GDP, fixed investment growth and slowed inflation suggested a strengthening economy.

During the latter part of 1999, equity markets of most developing countries performed strongly. However, the first eight months of 2000 saw many emerging markets giving back those gains. Higher interest rates, a global correction in technology stocks and an apparent lack of investor confidence in stocks of developing countries contributed to this negative performance.

Within this environment, the Fund posted a -0.24% one-year cumulative total return in terms of net asset value, and a -23.10% one-year cumulative total return in market price terms, as shown in the Performance Summary on page 7. The MSCI Emerging Markets Free Index rose 6.30% during the same time.(1) The Fund's underperformance during the reporting period largely reflects our focus on undervalued stocks and unwillingness to go after expensive stocks. We are of the conviction that value will eventually be recognized, although it might take time.


TOP 10 COUNTRIES*
Based on Equity Investments
8/31/00

                  % OF TOTAL
COUNTRY           NET ASSETS
----------------------------

South Africa           13.4%
Brazil                 11.4%
South Korea            10.8%
Mexico                  9.8%
Thailand                6.8%
Hong Kong               5.5%
Singapore               5.0%
Poland                  4.4%
Indonesia               4.0%
Turkey                  3.8%

* Does not include investments in fixed income securities, short-term investments or other net assets.


(1.) Source: Morgan Stanley Capital International. The MSCI Emerging Markets Free Index is a market capitalization-weighted equity index comprising 26 of the 48 countries in the MSCI universe. "Free" denotes investment opportunities in the developing world available to foreign investors.

TOP 10 HOLDINGS*
8/31/00

COMPANY,                             % OF TOTAL
SECTOR, COUNTRY                      NET ASSETS
-----------------------------------------------
Cemex SA,                                  3.3%
Construction Materials,
Mexico

Grupo Financiero Banamex
Accival SA de CV,                          3.1%
Banks, Mexico

Centrais Eletricas Brasileiras SA
(Eletrobras), Ord. + B, pfd.,              2.7%
Electric Utilities, Brazil

Korea Electric Power Corp.,                2.7%
Electric Utilities, South Korea

Cheung Kong Holdings Ltd.,                 2.2%
Real Estate, Hong Kong

Samsung Electronics Co. Ltd.,              1.8%
Semiconductor Equipment
& Products, South Korea

Sasol Ltd.,                                1.7%
Oil & Gas, South Africa

Telefonos de Mexico SA de CV
(Telmex) ADR,                              1.7%
Diversified Telecommunication
Services, Mexico

Banco Bradesco SA pfd.,                    1.6%
Banks, Brazil

Anglo American PLC,                        1.6%
Metals & Mining, South Africa

* Does not include investments in fixed income securities, short-term investments or other net assets.


Attempting to maximize returns by keeping the Fund fully invested, we reduced our cash position from almost 8% of total net assets to 2.5%, yet maintained a relatively steady geographic distribution in the portfolio throughout the year. As of August 31, the Fund's greatest regional exposures were to Asia (43.0% of total net assets) and Latin America (25.3%). During the period, we were able to purchase several stocks at what we believed to be bargain prices in Taiwan.

We found similar bargains in eastern Europe, as aspirations for European Union membership continued to push most nations there to improve their economies. We believe these continuing efforts may lead to further reforms and restructuring, which could, in turn, lead to positive market gains for eastern Europe and its neighbors. Our largest country exposure was to South Africa (13.4%), followed by Brazil (11.4%), South Korea (10.8%) and Mexico (9.8%). Our largest industry exposures were to banks and diversified telecommunication services, totaling 29.6%.

Due to the aforementioned portfolio changes and varying performances of individual stocks, the following stocks fell out of the Fund's top 10 list during the fiscal year: LG Electronics and Samsung SDI (South Korea), Thai Farmers Bank (Thailand), Philippine Long Distance Telephone (Philippines), City Developments (Singapore) and Telesp Participacoes (Brazil). Brazil's Eletrobras and Banco Bradesco, Mexico's Grupo Financiero Banamex Accival, Hong Kong's Cheung Kong Holdings, South Korea's Samsung Electronics and South Africa's Sasol replaced them.

Looking forward, we are optimistic about long-term prospects for the Fund. Renewed selling has brought markets down to what we believe to be attractive levels, and we feel that the present discounts on stocks in a lot of these markets are unwarranted. Many emerging markets continue to exhibit strengthening macroeconomic characteristics, and in our opinion, political changes in emerging market countries during the past year may allow governments to focus on much-needed structural and economic reforms. We expect many emerging markets to continue their long-term growth trend -- albeit with some corrections along the way -- and anticipate finding the stocks of many solid companies trading at appealing prices. We shall continue to focus on those companies and countries which, in our opinion, have been the most aggressive in reform, since we believe improved corporate governance and better economic efficiencies can potentially benefit stock prices for years to come.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, Hong Kong's equity market has appreciated 924.3% in the last 15 years, but has also suffered five quarterly declines of more than 20% each during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.



(2) Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended June 30, 2000. Market return is measured in U.S. dollars and does not include reinvested dividends. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the Index are divided into four subindexes: Commerce and Industry, Finance, Utilities and Properties.

We thank you for your continued participation in Templeton Emerging Markets Fund and welcome your comments and suggestions.

Sincerely,


/s/ Mark Mobius

Mark Mobius
President
Templeton Emerging Markets Fund, Inc.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

ONE-YEAR PERFORMANCE SUMMARY
AS OF 8/31/00

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.



One-Year Total Return            - 0.24% Based on change in Net
                                         Asset Value
                                 -23.10% Based on change in Market
                                         Price on the New York Stock
                                         Exchange(NYSE)
Net Asset Value (NAV)             $11.44(8/31/00)                      $11.60(8/31/99)
Change in NAV                    -$0.16
Market Price (NYSE)               $9.3125(8/31/00)                     $12.250(8/31/99)
Change in Market Price           -$2.9375
Distributions (9/1/99-8/31/00)   Dividend Income                       $0.1031
                                 Long-Term Capital Gain                $0.0311
                                 ---------------------------------------------
                                 Total                                 $0.1342


ADDITIONAL PERFORMANCE AS OF 9/30/00

                                                               INCEPTION
                                   1-YEAR   5-YEAR   10-YEAR   (2/26/87)
------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   NAV                            - 4.94%   23.77%   338.61%     621.83%
   Based on change in
   market price                   -23.37%   -8.62%   258.85%     368.64%
Average Annual Total Return(2)
   Based on change in
   NAV                            - 4.94%    4.36%   15.93%       15.65%
   Based on change in
   market price                   -23.37%   -1.78%   13.63%       12.03%


For updated performance figures, please call Franklin Templeton at 1-800/342-5236.
Past performance does not guarantee future results.


(1) Cumulative total return represents the change in value of an investment over the periods indicated.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.

Templeton Emerging Markets Fund, Inc. paid distributions derived from long-term capital gains of 3.11 cent ($0.0311) per share in October 1999. The Fund hereby designates such distributions as capital gain dividends in accordance with Internal Revenue Code Section 852(b)(3).

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." The Fund uses the following definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing; or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital(R) International World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries; or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries; or (iii) companies that have a significant portion of their assets in emerging market countries; or (iv) companies that are linked to currencies of emerging market countries; or (v) companies that are organized under the laws of or with principal offices in, emerging market countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. The Board of Directors may change these definitions without shareholder approval.

EURO RISK. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of most of the member countries.

It is not possible to predict the long-term impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first year and a half of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the full impact of those changes cannot be assessed at this time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission granted the Franklin Templeton Funds an order that allows the funds, including Templeton Emerging Markets Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that there will be no layering of investment advisory fees with regard to their investments in the Franklin Templeton money market funds. At a shareholder meeting held on March 7, 2000, shareholders approved an amendment to the Fund's fundamental investment restriction regarding diversification of its investments to permit, among other things, the Fund to invest its cash balances to the full extent permitted by the SEC's exemptive order. Subject to the conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2000        1999        1998        1997        1996
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $11.60      $10.85      $20.67      $17.26      $18.23
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .13         .13         .26         .27         .25
 Net realized and unrealized gains (losses)................        (.16)       5.17       (7.64)       4.27        1.20
                                                               --------------------------------------------------------
Total from investment operations...........................        (.03)       5.30       (7.38)       4.54        1.45
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.10)       (.29)       (.26)       (.21)       (.26)
 Net realized gains........................................        (.03)      (4.26)      (2.18)       (.92)      (2.16)
                                                               --------------------------------------------------------
Total distributions........................................        (.13)      (4.55)      (2.44)      (1.13)      (2.42)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $11.44      $11.60      $10.85      $20.67      $17.26
                                                               ========================================================
Total Return
 Based on market value per share...........................    (23.10)%      99.91%    (54.35)%      33.81%       7.45%
 Based on net asset value per share........................      (.24)%      60.34%    (39.69)%      27.34%       8.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $201,965    $204,804    $182,352    $342,002    $283,678
Ratios to average net assets:
 Expenses..................................................       1.68%       1.63%       1.70%       1.67%       1.71%
 Net investment income.....................................       1.09%       1.18%       1.58%       1.38%       1.51%
Portfolio turnover rate....................................      81.66%      45.00%      40.51%      12.60%       8.83%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 10

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                                    INDUSTRY                      SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 97.5%
ARGENTINA 2.2%
*Capex SA, A.....................................              Electric Utilities                    36,849     $    217,453
*Molinos Rio de la Plata SA, B...................                Food Products                      103,832          197,320
Perez Companc SA, B..............................                  Oil & Gas                        545,142          910,569
Quilmes Industrial SA, ADR.......................                  Beverages                         74,830          823,130
Telecom Argentina Stet-France Telecom SA, B,
  ADR............................................    Diversified Telecommunication Services          96,548        2,268,878
                                                                                                                ------------
                                                                                                                   4,417,350
                                                                                                                ------------
AUSTRIA 2.1%
Austria Tabak AG.................................                   Tobacco                           6,592          253,471
Bank Austria AG..................................                    Banks                           43,370        2,325,045
BBAG Oesterreichische Brau-Beteiligungs AG.......                  Beverages                          3,087          137,224
Erste Bank Der Oester Sparkassen AG..............                    Banks                            1,560           69,484
Mayr-Melnhof Karton AG...........................            Containers & Packaging                   8,830          400,365
OMV AG...........................................                  Oil & Gas                         13,135          975,199
                                                                                                                ------------
                                                                                                                   4,160,788
                                                                                                                ------------
BRAZIL 11.4%
Banco Bradesco SA, pfd. .........................                    Banks                      381,989,259        3,212,111
*Bradespar SA, pfd. .............................                    Banks                      239,062,259          163,876
Brasil Telecom Participacoes SA, pfd. ...........    Diversified Telecommunication Services      62,348,000          890,930
Centrais Eletricas Brasileiras SA (Eletrobras)...              Electric Utilities                13,690,000          256,570
Centrais Eletricas Brasileiras SA (Eletrobras),
  B, pfd. .......................................              Electric Utilities               255,516,770        5,195,999
Cia Energetica de Minas Gerais, pfd. ............              Electric Utilities                51,020,000          914,126
Cia Vale do Rio Doce, A, pfd. ...................               Metals & Mining                      80,830        2,185,675
Companhia Paranaense de Energia-Copel, B,
  pfd. ..........................................              Electric Utilities               110,842,000        1,005,772
*Companhia Riograndense de Telecom, A, pfd. .....    Diversified Telecommunication Services       2,278,000          989,074
Copene-Petroquimica do Nordeste SA, A, pfd. .....                  Chemicals                      4,173,800        1,743,384
Duratex SA, pfd. ................................              Building Products                  6,379,800          226,159
Eletropaulo Metropolitana SA, pfd. ..............              Electric Utilities                10,384,000          639,191
Embraer-Empresa Brasileira de Aeronautica SA.....             Aerospace & Defense                   183,300        1,181,703
Itausa-Investimentos Itau SA, pfd. ..............           Industrial Conglomerates                529,332          561,479
Tele Celular Sul Participacoes SA, pfd. .........     Wireless Telecommunication Services        11,322,000           46,358
Tele Norte Leste Participacoes SA, pfd. .........    Diversified Telecommunication Services      88,615,767        2,245,225
Unibanco Uniao de Bancos Brasileiros SA, GDR.....                    Banks                           48,646        1,653,964
                                                                                                                ------------
                                                                                                                  23,111,596
                                                                                                                ------------
CHILE .3%
*Cia de Telecomunicaciones de Chile SA, ADR......    Diversified Telecommunication Services          30,830          543,379
*Madeco Manufacturera de Cobre SA, ADR...........               Metals & Mining                      27,210          156,458
                                                                                                                ------------
                                                                                                                     699,837
                                                                                                                ------------
CHINA .1%
Shandong Huaneng Power Development Co. Ltd.,
  ADR............................................              Electric Utilities                    20,100          153,263
                                                                                                                ------------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                    INDUSTRY                      SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
COLOMBIA .6%
Cementos Argos SA................................            Construction Materials                 486,528     $    862,210
Compania Nacional de Chocolates SA...............                Food Products                       67,334          182,411
Compania Suramericana de Inversiones SA..........            Diversified Financials                 149,840          104,931
                                                                                                                ------------
                                                                                                                   1,149,552
                                                                                                                ------------
CROATIA
Pliva D D, GDR, Reg S............................               Pharmaceuticals                       9,400           99,875
                                                                                                                ------------
CZECH REPUBLIC .7%
*Cesky Telecom AS................................    Diversified Telecommunication Services           2,693           40,704
*CEZ AS..........................................              Electric Utilities                   476,250        1,298,122
Tabak AS.........................................                   Tobacco                              35            4,938
                                                                                                                ------------
                                                                                                                   1,343,764
                                                                                                                ------------
EGYPT 1.2%
*Al Ahram Beverages Co., GDR.....................                  Beverages                         32,147          544,892
Commercial International Bank Ltd. ..............                    Banks                           95,785          930,327
*Orascom Telecom.................................     Wireless Telecommunication Services            42,000          597,320
*Suez Cement Co. ................................            Construction Materials                  40,950          384,452
                                                                                                                ------------
                                                                                                                   2,456,991
                                                                                                                ------------
ESTONIA .3%
Eesti Telekom AS, GDR, Reg S.....................    Diversified Telecommunication Services           2,150           38,163
Hansabank Ltd. ..................................                    Banks                           65,850          504,168
                                                                                                                ------------
                                                                                                                     542,331
                                                                                                                ------------
FINLAND .1%
Hartwall OYJ, A..................................                  Beverages                         12,650          224,929
                                                                                                                ------------
GREECE .3%
Hellenic Telecommunications Organization SA......    Diversified Telecommunication Services          36,160          673,138
                                                                                                                ------------
HONG KONG 5.5%
Cheung Kong Holdings Ltd. .......................                 Real Estate                       349,000        4,541,882
*China Aerospace International Holdings Ltd. ....           Industrial Conglomerates              1,104,400          169,923
Cosco Pacific Ltd. ..............................        Commercial Services & Supplies             166,000          150,052
Dairy Farm International Holdings Ltd. ..........            Food & Drug Retailing                  658,404          302,866
Hang Lung Development Co. Ltd. ..................                 Real Estate                       846,000          786,417
Hong Kong & Shanghai Hotels Ltd. ................         Hotels Restaurants & Leisure              127,000           79,789
Hong Kong Land Holdings Ltd. ....................                 Real Estate                       389,800          779,600
HSBC Holdings PLC................................                    Banks                           51,434          732,011
Hutchison Whampoa Ltd. ..........................            Diversified Financials                 112,700        1,589,502
Jardine Matheson Holdings Ltd. ..................            Food & Drug Retailing                  267,211        1,309,334
*Pacific Century Cyberworks Ltd. ................    Diversified Telecommunication Services          87,099          161,929
Swire Pacific Ltd., A............................            Diversified Financials                  77,500          531,618
                                                                                                                ------------
                                                                                                                  11,134,923
                                                                                                                ------------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                    INDUSTRY                      SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
HUNGARY 1.9%
Borsodchem RT, GDR, Reg S........................                  Chemicals                         12,573     $    399,821
Egis RT..........................................               Pharmaceuticals                       6,552          320,952
Gedeon Richter Ltd. .............................               Pharmaceuticals                      17,670          988,796
*Graphisoft NV...................................      Electronic Equipment & Instruments                41              584
Matav RT.........................................    Diversified Telecommunication Services          80,700          446,099
Mol Magyar Olay-Es Gazipari RT...................                  Oil & Gas                         72,640          993,359
OTP Bank.........................................                    Banks                           10,200          548,055
Tiszai Vegyi Kombinat RT.........................                  Chemicals                          4,800           57,150
                                                                                                                ------------
                                                                                                                   3,754,816
                                                                                                                ------------
INDIA .7%
BSES Ltd. .......................................              Electric Utilities                    29,600          140,854
*Colgate-Palmolive (INDIA) Ltd. .................              Household Products                     2,600            9,185
Gas Authority of India Ltd., GDR.................                Gas Utilities                       11,600           78,300
Grasim Industries Ltd. ..........................           Industrial Conglomerates                 25,300          150,905
Hindalco Industries Inc. ........................               Metals & Mining                      14,800          259,784
Hindustan Petroleum Corporation Ltd. ............                  Oil & Gas                         64,800          171,804
Mahanagar Telephone Nigam Ltd. ..................    Diversified Telecommunication Services         188,200          626,854
                                                                                                                ------------
                                                                                                                   1,437,686
                                                                                                                ------------
INDONESIA 4.0%
*Asia Pulp & Paper Co. Ltd., ADR.................           Paper & Forest Products                 180,180          686,936
*PT Barito Pacific Timber TBK....................           Paper & Forest Products               5,823,500          210,108
PT Gudang Garamm.................................                   Tobacco                         251,500          377,477
PT Hanjaya Mandala Sampoerna.....................                   Tobacco                          80,500          119,564
*PT Indah Kiat Pulp & Paper Corp. TBK............           Paper & Forest Products               5,355,800          937,184
*PT Indocement Tunggal Prakarsa..................            Construction Materials                 747,000          233,129
*PT Indofoods Sukses Makmurr TBK.................                Food Products                    1,926,750          864,315
PT Indosat TBK...................................    Diversified Telecommunication Services         854,500          765,607
PT Semen Gresik TBK..............................            Construction Materials                 569,111          461,996
PT Telekomunikasi Indonesia (Persero), B.........    Diversified Telecommunication Services       8,930,460        3,103,912
PT Timah TBK.....................................               Metals & Mining                   1,014,000          265,238
PT Tjiwi Kimia TBK...............................           Paper & Forest Products                 991,500          146,072
                                                                                                                ------------
                                                                                                                   8,171,538
                                                                                                                ------------
ISRAEL 2.8%
*Ampal-American Israel Corp., A..................            Diversified Financials                   2,680           41,708
*Crystal Systems Solutions Ltd. .................                   Software                          2,300           19,838
Elbit Systems Ltd. ..............................             Aerospace & Defense                     8,831          133,663
Elron Electronic Industries Ltd. ................      Electronic Equipment & Instruments            29,790        1,228,087
*Formula Systems Ltd. ...........................                   Software                         15,599          788,299
*Fundtech Ltd. ..................................                   Software                         24,790          596,509
*Galileo Technology Ltd. ........................      Semiconductor Equipment & Products            15,000          441,563
*Gilat Satellite Networks Ltd. ..................           Communications Equipment                  2,630          211,058
*Magic Software Enterprises Ltd. ................                   Software                         23,150          208,350
*Nice Systems Ltd. ..............................           Communications Equipment                  5,050          402,542

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                    INDUSTRY                      SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
ISRAEL (CONT.)
*Orbotech Ltd. ..................................      Electronic Equipment & Instruments             6,640     $    642,835
*Orckit Communications Ltd. .....................    Diversified Telecommunication Services           7,000           69,125
*Sapiens International Corp. ....................                   Software                         20,400          137,700
*Tecnomatix Technologies Ltd. ...................                   Software                         12,938          194,070
*TTI Team Telecom International Ltd. ............                   Software                          9,100          261,625
*Vocaltec Communications Ltd. ...................                   Software                         13,600          219,300
                                                                                                                ------------
                                                                                                                   5,596,272
                                                                                                                ------------
MALAYSIA .8%
Genting Bhd. ....................................         Hotels Restaurants & Leisure              295,400          831,784
Golden Hope Plantations Bhd. ....................                Food Products                      126,000          122,684
IOI Corp. Bhd. ..................................                Food Products                      510,000          434,842
Resorts World Bhd. ..............................         Hotels Restaurants & Leisure               91,000          187,987
                                                                                                                ------------
                                                                                                                   1,577,297
                                                                                                                ------------
MEXICO 9.8%
Alfa SA de CV, A.................................           Industrial Conglomerates                196,200          540,293
Cemex SA.........................................            Construction Materials               1,435,257        6,735,441
DESC SA de CV DESC, B............................           Industrial Conglomerates                525,900          325,635
Fomento Economico Mexicano SA de CV Femsa........                  Beverages                         20,750          945,422
Grupo Bimbo SA de CV, A..........................                Food Products                      333,500          532,557
*Grupo Financiero Banamex Accival SA de CV.......                    Banks                        1,242,294        6,342,710
*Grupo Financiero Bancomer SA de CV..............                    Banks                        1,497,500          897,963
Grupo Mexico SA de CV, B.........................               Metals & Mining                       6,600           29,467
Telefonos de Mexico SA de CV (Telmex), ADR.......    Diversified Telecommunication Services          62,492        3,401,908
                                                                                                                ------------
                                                                                                                  19,751,396
                                                                                                                ------------
PAKISTAN 1.0%
*Hub Power Co. Ltd. .............................              Electric Utilities                 2,602,000          824,821
Pakistan Telecommunications Corp., A.............    Diversified Telecommunication Services       2,479,000        1,162,847
                                                                                                                ------------
                                                                                                                   1,987,668
                                                                                                                ------------
PERU .1%
Credicorp Ltd. ..................................                    Banks                           14,700          123,113
                                                                                                                ------------
PHILIPPINES 2.9%
*Filinvest Development Corp. ....................                 Real Estate                       522,000           14,807
Philippine Long Distance Telephone Co., ADR......    Diversified Telecommunication Services         135,338        2,283,829
*Philippine National Bank........................                    Banks                        1,063,860        1,308,459
RFM Corp. .......................................                Food Products                    4,906,803          206,602
San Miguel Corp., B..............................                  Beverages                      1,664,900        1,955,450
                                                                                                                ------------
                                                                                                                   5,769,147
                                                                                                                ------------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                    INDUSTRY                      SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
POLAND 4.4%
Bank Rozwoju Eksportu SA.........................                    Banks                           25,105     $    806,977
Bank Slaski SA W Katowicach......................                    Banks                           17,120          807,897
*Elektrim SA.....................................             Electrical Equipment                  196,800        2,225,300
Impexmetal SA....................................               Metals & Mining                       1,603           11,475
*Orbis SA........................................         Hotels Restaurants & Leisure               51,900          325,373
Polski Koncern Naftowy Orlen SA..................                  Oil & Gas                        404,200        1,870,571
Prokom Software SA...............................           IT Consulting & Services                 23,303        1,152,799
Telekomunikacja Polska SA........................    Diversified Telecommunication Services         288,021        1,707,180
                                                                                                                ------------
                                                                                                                   8,907,572
                                                                                                                ------------
RUSSIA 1.9%
GUM Trade House..................................               Multiline Retail                     27,000           53,595
Lukoil Holdings..................................                  Oil & Gas                          8,400          136,080
Lukoil Holdings, ADR.............................                  Oil & Gas                         28,340        1,827,930
Mosenergo, ADR...................................              Electric Utilities                    43,220          202,702
Mosenergo, GDR...................................              Electric Utilities                     9,800           44,957
Rostelecom, ADR..................................    Diversified Telecommunication Services          82,850        1,190,969
Rostelekom, pfd. ................................    Diversified Telecommunication Services         103,800           85,635
*Unified Energy Systems..........................              Electric Utilities                 2,149,700          363,299
*Unified Energy Systems, pfd. ...................              Electric Utilities                   119,000            8,449
                                                                                                                ------------
                                                                                                                   3,913,616
                                                                                                                ------------
SINGAPORE 5.0%
Cycle & Carriage Ltd. ...........................               Specialty Retail                     14,000           30,907
DBS Group Holdings Ltd. .........................                    Banks                           79,304          958,301
First Capital Corp. Ltd. ........................                 Real Estate                       166,000          161,053
Fraser and Neave Ltd. ...........................                  Beverages                        499,700        1,857,945
*Golden Agri-Resources Ltd. .....................                Food Products                      366,000           69,105
Keppel Corp., Ltd. ..............................            Diversified Financials               1,126,000        2,551,211
MCL Land Ltd. ...................................                 Real Estate                         6,000            4,671
Natsteel Ltd. ...................................           Industrial Conglomerates                709,000          972,079
Oversea Chinese Banking Corp. Ltd. ..............                    Banks                          258,500        1,787,109
Overseas Union Enterprise Ltd. ..................         Hotels Restaurants & Leisure               36,900          105,043
Sembcorp Industries Ltd. ........................           Industrial Conglomerates                715,096          764,409
Sembcorp Marine Ltd. ............................                  Machinery                         92,000           36,077
United Industrial Corporation Ltd. ..............                 Real Estate                       363,000          172,927
United Overseas Bank Ltd. .......................                    Banks                           80,368          630,319
                                                                                                                ------------
                                                                                                                  10,101,156
                                                                                                                ------------
SLOVAK REPUBLIC .1%
*Slovnaft AS.....................................                  Oil & Gas                          8,000           96,780
*Vychodoslovenske Zeleziarne AS..................               Metals & Mining                       5,000           16,165
                                                                                                                ------------
                                                                                                                     112,945
                                                                                                                ------------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                    INDUSTRY                      SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH AFRICA 13.4%
*African Bank Investments Ltd. ..................            Diversified Financials                 493,800     $    527,617
Anglo American PLC...............................               Metals & Mining                      56,920        3,183,765
Barlow Ltd. .....................................           Industrial Conglomerates                344,044        2,247,573
CG Smith Ltd. ...................................                Food Products                      845,900           12,132
*Comparex Holdings Ltd. .........................           IT Consulting & Services                 42,500           65,830
De Beers Centenary AG............................               Metals & Mining                      33,250          925,134
Fedsure Holdings Ltd. ...........................                  Insurance                        182,639          830,356
Firstrand Ltd. ..................................                    Banks                          236,000          258,932
*Imperial Holdings Ltd. .........................               Specialty Retail                     57,000          547,723
Iscor Ltd. ......................................               Metals & Mining                     392,838          912,725
Kersaf Investments Ltd. .........................         Hotels Restaurants & Leisure               71,775          309,335
Liberty Group Ltd. ..............................                  Insurance                        114,459        1,067,025
Nampak Ltd. .....................................            Containers & Packaging                 343,476          662,568
Nedcor Ltd. .....................................                    Banks                           18,000          407,888
Old Mutual PLC...................................                  Insurance                        789,720        1,990,645
Palabora Mining Co. Ltd. ........................               Metals & Mining                      27,000          171,158
Rembrandt Group Ltd. ............................            Diversified Financials                 198,200        1,961,391
Reunert Ltd. ....................................      Electronic Equipment & Instruments           100,500          168,641
Sanlam Ltd. .....................................                  Insurance                        738,500          889,695
Sappi Ltd. ......................................           Paper & Forest Products                 121,700        1,064,711
Sasol Ltd. ......................................                  Oil & Gas                        431,000        3,523,413
South African Breweries PLC......................                  Beverages                        410,648        3,009,554
Super Group Ltd. ................................               Specialty Retail                    133,000          131,617
Tiger Brands Ltd. ...............................                Food Products                      209,333        1,669,260
Tongaat-Hulett Group Ltd. .......................                Food Products                       86,981          449,095
                                                                                                                ------------
                                                                                                                  26,987,783
                                                                                                                ------------
SOUTH KOREA 10.8%
Cheil Jedang Corp. ..............................                Food Products                       16,520          692,834
Hana Bank........................................                    Banks                          180,150          968,382
*Hyundai Electronics Industries Co. .............      Semiconductor Equipment & Products            70,650        1,293,524
*Hyundai Heavy Industries........................                  Machinery                         23,020          456,767
Hyundai Motor Co. Ltd. ..........................                 Automobiles                        46,440          703,668
*Korea Data Systems..............................           Computers & Peripherals                  99,600          523,714
Korea Electric Power Corp. ......................              Electric Utilities                   183,640        5,399,472
Korea Telecom Corp. .............................    Diversified Telecommunication Services           2,065          141,361
Korea Telecom Corp., ADR.........................    Diversified Telecommunication Services           8,483          321,294
LG Chemical Ltd. ................................                  Chemicals                         25,830          435,645
LG Electronics Inc. .............................              Household Durables                    75,930        1,931,207
Samsung Corp. ...................................       Trading Companies & Distributors             37,300          338,097
*Samsung Electro-Mechanics Co. ..................      Electronic Equipment & Instruments             2,820          119,794
Samsung Electronics Co. Ltd. ....................      Semiconductor Equipment & Products            14,477        3,571,102
*Samsung Heavy Industries Co. Ltd. ..............                  Machinery                        392,808        1,541,118

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                    INDUSTRY                      SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH KOREA (CONT.)
Samsung SDI Co. Ltd. ............................      Electronic Equipment & Instruments            37,956     $  1,694,541
SK Corp. ........................................                  Oil & Gas                         91,980        1,559,616
SK Global........................................       Trading Companies & Distributors             20,020          213,968
                                                                                                                ------------
                                                                                                                  21,906,104
                                                                                                                ------------
TAIWAN 1.6%
*Accton Technology Corp. ........................           Computers & Peripherals                 367,000          797,248
Advantech Co. Ltd. ..............................           Computers & Peripherals                  60,000          347,574
Hon Hai Precision Industry Co. Ltd. .............      Electronic Equipment & Instruments           139,100        1,060,961
*Procomp Informatics Co. Ltd. ...................                  Machinery                         41,000          225,634
*Ritek Corp. ....................................           Computers & Peripherals                  50,000          197,120
*Siliconware Precision Industries Co Ltd. .......      Semiconductor Equipment & Products            50,000           77,239
UNI-President Enterprises Corp. .................                Food Products                      240,840          165,869
*United Epitaxy Co. Ltd. ........................      Electronic Equipment & Instruments             7,000           17,459
*Via Technologies Inc. ..........................      Electronic Equipment & Instruments            25,500          339,754
                                                                                                                ------------
                                                                                                                   3,228,858
                                                                                                                ------------
THAILAND 6.8%
*Advanced Info Service Public Co. Ltd., fgn. ....     Wireless Telecommunication Services             6,900           83,391
*American Standard Sanitaryware Public Co. Ltd.,
  fgn. ..........................................              Building Products                     13,300           52,061
*Bangkok Bank Public Co. Ltd. ...................                    Banks                              700              437
*Bangkok Bank Public Co. Ltd., fgn. .............                    Banks                          734,800          759,518
BEC World Public Co Ltd., fgn. ..................                    Media                           32,460          195,356
Charoen Pokphand Foods Public Co. Ltd., fgn. ....                Food Products                      315,096          383,511
*Charoen Pokphand Foods Public Co. Ltd., fgn.,
  wts., 4/29/02..................................                Food Products                      166,998           20,019
*Dusit Thani Public Company Ltd., fgn. ..........         Hotels Restaurants & Leisure               74,500           47,388
Electricity Generating Public Co. Ltd. ..........              Electric Utilities                   122,100          142,637
Hana Microelectronics Co. Ltd., fgn. ............      Electronic Equipment & Instruments           105,300          777,996
*Jasmine International Public Co. Ltd., fgn. ....          Construction & Engineering               930,900          220,911
*Land and House Public Co. Ltd., fgn. ...........              Household Durables                   399,749          134,472
PTT Exploration & Production Public Co. Ltd.,
  fgn. ..........................................                  Oil & Gas                        163,300        1,014,757
Saha Union Public Co. Ltd., fgn. ................              Textiles & Apparel                   111,000           27,835
*Serm Suk Public Co. Ltd. .......................                  Beverages                         78,800          160,010
Serm Suk Public Co. Ltd., fgn. ..................                  Beverages                          1,300            3,021
*Shin Corporations Public Company Ltd., fgn. ....     Wireless Telecommunication Services           221,000        1,011,058
*Siam Cement Public Co. Ltd. ....................            Construction Materials                  70,165          569,903
*Siam Cement Public Co. Ltd., fgn. ..............            Construction Materials                  91,215        1,169,337
*Siam Commercial Bank, 144A, 5.25%, fgn., cvt.
  pfd. ..........................................                    Banks                        3,366,300        1,482,407
Siam Makro Public Company Ltd., fgn. ............            Food & Drug Retailing                  286,500          409,336
*Telecomasia Corp. Public Co. Ltd., fgn. ........    Diversified Telecommunication Services         766,000          618,422
*Thai Airways International Public Co. Ltd.,
  fgn. ..........................................                   Airlines                        347,300          327,121
*Thai Farmers Bank Public Co. Ltd. ..............                    Banks                          274,400          146,011
*Thai Farmers Bank Public Co. Ltd., fgn. ........                    Banks                        3,466,100        2,119,939

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                    INDUSTRY                      SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
*Total Access Communication Public Co. Ltd. .....    Diversified Telecommunication Services         322,100     $  1,281,958
*United Communication Industry Public Co. Ltd.,
  fgn. ..........................................           Communications Equipment                633,000          542,018
                                                                                                                ------------
                                                                                                                  13,700,830
                                                                                                                ------------
TURKEY 3.8%
Akbank...........................................                    Banks                      464,994,722        2,840,703
Akcansa Cimento Sanayi Ve Ticaret AS.............            Construction Materials               5,895,000           75,628
*Dogan Sirketler Grubu Holding AS................            Diversified Financials              28,606,000          666,262
*Tupras-Turkiye Petrol Rafineleri AS.............                  Oil & Gas                     60,698,200        2,734,738
*Turkcell Iletisim Hizmetleri AS.................     Wireless Telecommunication Services        27,160,000        1,451,830
                                                                                                                ------------
                                                                                                                   7,769,161
                                                                                                                ------------
UNITED STATES
*Seminis Inc., A.................................                Food Products                        1,800            2,925
                                                                                                                ------------
VENEZUELA .9%
Compania Anonima Nacional Telefonos de Venezuela,
  ADR............................................    Diversified Telecommunication Services          77,350        1,904,744
                                                                                                                ------------
TOTAL LONG TERM SECURITIES (COST $196,810,194)...                                                                196,872,964
                                                                                                                ------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT**
                                                                                               ------------
SHORT TERM INVESTMENTS (COST $5,538,721) 2.7%
U.S. Treasury Bills, 5.735% to 6.360%, with
  maturities to 11/24/00.........................                                              $  5,592,000        5,539,699
                                                                                                                ------------
TOTAL INVESTMENTS (COST $202,348,915) 100.2%.....                                                                202,412,663
OTHER ASSETS, LESS LIABILITIES (.2%).............                                                                   (447,692)
                                                                                                                ------------
TOTAL NET ASSETS 100.0%..........................                                                               $201,964,971
                                                                                                                ============

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
 18

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost $202,348,915)....    $202,412,663
 Cash.......................................................         165,099
 Receivables:
  Investment securities sold................................         183,782
  Dividends and interest....................................         489,427
                                                                ------------
      Total assets..........................................     203,250,971
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         824,582
  To affiliates.............................................         239,796
 Accrued expenses...........................................         221,622
                                                                ------------
      Total liabilities.....................................       1,286,000
                                                                ------------
Net assets, at value........................................    $201,964,971
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  1,727,654
 Net unrealized appreciation................................          63,748
 Accumulated net realized loss..............................      (4,620,242)
 Capital shares.............................................     204,793,811
                                                                ------------
Net assets, at value........................................    $201,964,971
                                                                ============
Net asset value per share ($201,964,971 / 17,656,437 shares
  outstanding)..............................................          $11.44
                                                                ============

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Investment Income:
 (net of foreign taxes of $561,292)
 Dividends..................................................    $ 5,399,216
 Interest...................................................        575,210
                                                                -----------
      Total investment income...............................                   $ 5,974,426
Expenses:
 Management fees (Note 3)...................................      2,696,864
 Administrative fees (Note 3)...............................        323,618
 Transfer agent fees........................................        123,900
 Custodian fees.............................................        254,500
 Reports to shareholders....................................        130,200
 Registration and filing fees...............................         14,000
 Professional fees..........................................         40,400
 Directors' fees and expenses...............................         40,700
 Other......................................................          5,850
                                                                -----------
      Total expenses........................................                     3,630,032
                                                                               -----------
            Net investment income...........................                     2,344,394
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      6,980,855
  Foreign currency transactions.............................       (307,623)
                                                                -----------
      Net realized gain.....................................                     6,673,232
      Net unrealized depreciation on investments............                    (9,487,022)
                                                                               -----------
Net realized and unrealized loss............................                    (2,813,790)
                                                                               -----------
Net decrease in net assets resulting from operations........                   $  (469,396)
                                                                               ===========

                       See Notes to Financial Statements.
 20

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                    2000               1999
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  2,344,394       $   2,243,372
  Net realized gain (loss) from investments and foreign
   currency transactions....................................       6,673,232          (9,036,810)
  Net unrealized appreciation (depreciation) on
   investments..............................................      (9,487,022)         97,897,584
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................        (469,396)         91,104,146

 Distributions to shareholders from:
  Net investment income.....................................      (1,820,379)         (4,872,098)
  Net realized gains........................................        (549,115)        (71,586,456)
                                                                --------------------------------
 Total distributions to shareholders........................      (2,369,494)        (76,458,554)
 Capital share transactions (Note 2)........................              --           7,806,529

    Net increase (decrease) in net assets...................      (2,838,890)         22,452,121

Net assets:
 Beginning of year..........................................     204,803,861         182,351,740
                                                                --------------------------------
 End of year................................................    $201,964,971       $ 204,803,861
                                                                ================================

Undistributed net investment income included in net assets:
 End of year................................................    $  1,727,654       $   1,289,249
                                                                ================================

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

At August 31, 2000, there were 30 million shares authorized ($0.01 par value). During the year ended August 31, 2000, there were no share transactions and for the year ended August 31, 1999, 856,099 shares were issued for $7,806,529 from reinvested distributions.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays an administrative fee monthly to FT Services based on the rate of 0.15% per year of the Fund's average daily net assets.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At August 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $205,732,806 was as follows:

Unrealized appreciation.....................................  $ 34,349,777
Unrealized depreciation.....................................   (37,669,920)
                                                              ------------
Net unrealized depreciation.................................  $ (3,320,143)
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of foreign currencies.

At August 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $281,029. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At August 31, 2000, the Fund had tax basis capital losses of $985,226 which may be carried over to offset future capital gains. Such losses expire August 31, 2008.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $174,673,166 and $164,895,479, respectively.

TEMPLETON EMERGING MARKETS FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Fund, Inc. (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years ending August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 29, 2000

TEMPLETON EMERGING MARKETS FUND, INC.
Tax Designation

At August 31, 2000, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders in November 2000.

                                                               FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                       PAID PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------
Argentina...................................................     $0.0000            $0.0081
Austria.....................................................      0.0006             0.0019
Brazil......................................................      0.0110             0.0474
China.......................................................      0.0000             0.0002
Colombia....................................................      0.0000             0.0027
Croatia.....................................................      0.0000             0.0001
Egypt.......................................................      0.0000             0.0012
Estonia.....................................................      0.0003             0.0004
Greece......................................................      0.0000             0.0005
Hong Kong...................................................      0.0000             0.0092
Hungary.....................................................      0.0006             0.0018
India.......................................................      0.0000             0.0007
Indonesia...................................................      0.0012             0.0034
Israel......................................................      0.0002             0.0004
Malaysia....................................................      0.0002             0.0003
Mexico......................................................      0.0008             0.0080
Pakistan....................................................      0.0004             0.0010
Peru........................................................      0.0000             0.0011
Philippines.................................................      0.0006             0.0012
Poland......................................................      0.0006             0.0017
Russia......................................................      0.0001             0.0004
Singapore...................................................      0.0038             0.0120
South Africa................................................      0.0000             0.0212
South Korea.................................................      0.0020             0.0051
Taiwan......................................................      0.0001             0.0003
Thailand....................................................      0.0007             0.0030
Turkey......................................................      0.0000             0.0023
United Kingdom..............................................      0.0000             0.0011
Venezuela...................................................      0.0000             0.0057
                                                              ----------------------------------
TOTAL.......................................................     $0.0232            $0.1424
                                                              ==================================


In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON EMERGING MARKETS FUND, INC.
Annual Meeting of Shareholders, March 7, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 7, 2000. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending August 31, 2000, to approve the amendment of the Fund's fundamental investment restriction regarding diversification of its investments; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors for the fiscal year ending August 31, 2000 and approved the amendment of the Fund's fundamental investment restriction regarding diversification of its investments. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                   % OF                 % OF                               % OF
TERM EXPIRING 2003:             FOR         OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
John Wm. Galbraith.........  9,481,212            53.70%               97.07%         286,276             1.62%
Betty P. Krahmer...........  9,460,507            53.58%               96.86%         306,981             1.74%
Gordon S. Macklin..........  9,480,687            53.70%               97.06%         286,801             1.62%
Fred R. Millsaps...........  9,403,463            53.26%               96.27%         364,025             2.06%

                                 % OF
TERM EXPIRING 2003:          VOTED SHARES
-----------------------------------------
John Wm. Galbraith.........     2.93%
Betty P. Krahmer...........     3.14%
Gordon S. Macklin..........     2.94%
Fred R. Millsaps...........     3.73%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000:

                              SHARES               % OF                 % OF
                               VOTED        OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For........................  9,473,131            53.65%               96.99%
Against....................    108,014             0.61%                1.11%
Abstain....................    186,343             1.06%                1.90%

3. The amendment of the Fund's fundamental investment restriction regarding diversification of its investments:

                              SHARES               % OF                 % OF
                               VOTED        OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For........................  7,106,307            40.25%               72.75%
Against....................    293,646             1.66%                3.01%
Abstain....................    228,662             1.30%                2.34%
Broker Non-Votes...........  2,138,873            12.11%               21.90%

4. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                               VOTED        OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For........................  8,826,686            49.99%               90.37%
Against....................    498,030             2.82%                5.10%
Abstain....................    442,772             2.51%                4.53%
Abstain....................

*Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON EMERGING MARKETS FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers L.L.P.
333 Market Street
San Francisco, CA 94105

TEMPLETON EMERGING
MARKETS FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLEMF A00 10/00                         [RECYCLE LOGO] Printed on recycled paper